Exhibit 99.1

eGain Announces Fiscal 2016 Third Quarter Financial Results

Sunnyvale, Calif. (May 5, 2016) – eGain (NASDAQ: EGAN), a leading provider of cloud customer engagement solutions, today announced financial results for its fiscal 2016 third quarter ended March 31, 2016.

Ashu Roy, eGain’s CEO, commented, “We delivered solid new subscription bookings this quarter, including a seven figure cloud deal through our Cisco channel. We continued to streamline our business as we operationalize our cloud transition, achieving cash flows from operations of $2.8 million this quarter. Our top line revenue declined over the prior year,  primarily due to lower sales of perpetual licenses as we continue our transition to the cloud.”

Ashu added, "The enterprise market continues to embrace our customer engagement solutions delivered via the secure eGain cloud. We look forward to finishing the year strong in new cloud bookings."

Fiscal 2016 Third Quarter Results:

Total GAAP revenue for the fiscal 2016 third quarter was $16.3 million, compared to $19.2 million in the same period last year. Subscription and support revenue for the fiscal third quarter was $10.3 million, compared to $10.8 million in the same period last year. License revenue for the fiscal third quarter was $3.2 million, a decrease of 39% from the $5.2 million in the same period last year.  Professional services revenue for the fiscal third quarter was $2.8 million, a decrease of 12% from the $3.2 million in the same period last year.

For the nine months ended March 31, 2016, total GAAP revenue was $51.8 million, a decrease of 12% from the same period last year. Subscription and support revenue was $32.0 million, a decrease of 1% from the same period last year. License revenue was $10.7 million, a decrease of 31% from the same period last year. Professional services revenue was $9.1 million, a decrease of 17% from the same period last year.

Gross profit for the fiscal 2016 third quarter was $10.6 million, compared to $11.7 million in the same period last year. Gross margin for the fiscal third quarter increased to 65%, compared to 61% in the third quarter last year. The subscription and support revenue gross margin for the fiscal third quarter was 70%, compared to 72% in the same period last year.

For the nine months ended March 31, 2016, gross profit was $33.6 million, compared to $36.1 million from the same period last year. Gross margin was 65%, compared to 61% from the same period last year. The subscription and support revenue gross margin for the nine months ended March 31, 2016 was 71%, compared to 72% from the same period last year.

Adjusted EBITDA for the fiscal third quarter was a loss of $280,000, or a loss of $0.01 per share on a basic and diluted basis, compared to an adjusted EBITDA net income of $345,000, or $0.01 per share on a basic and diluted basis for the third quarter of fiscal 2015.

For the nine months ended March 31, 2016, adjusted EBITDA was a loss of $6,000,  or no loss per share on a basic and diluted basis compared to an adjusted EBITDA net loss of $1.1 million, or $0.04 per share on a basic and diluted basis, for the same period last year.

GAAP net loss for the fiscal third quarter was $3.0 million, or a loss of $0.11 per share on a basic and diluted basis, compared to a GAAP net loss of $2.4 million, or a loss of $0.09 per share on a basic and diluted basis, for the third quarter of last year. Net loss for the fiscal third quarter includes amortization of acquired intangible assets of $696,000, stock-based compensation expense of $246,000 and interest, net expense of $512,000 and tax expense of $178,000, compared to amortization of acquired intangible assets of $695,000, stock-based compensation expense of $522,000 and interest, net expense of $310,000 and tax benefit of $51,000 in the third quarter last year.

For the nine months ended March 31, 2016, GAAP net loss was $7.6 million, or a loss of $0.28 per share on a basic and diluted basis, compared to net loss of $9.5 million, or $0.36 per share on a basic and diluted basis, for the same period last year. Net loss for the nine months ended March 31, 2016 includes amortization of acquired intangible assets of $2.1 million, stock-based compensation expense of $988,000 and interest, net expense of $1.5 million and tax expense of $625,000, compared to amortization of acquired intangible assets of $1.8 million, stock-based compensation expense of $1.8 million and interest, net expense of $578,000 and tax benefit of $210,000 for the same period last year.

Total cash, cash equivalents and restricted cash was $7.6 million as of March 31, 2016, compared to $9.8 million as of December 31, 2015. In the fiscal third quarter, we repaid $4.8 million of bank borrowings.

Total deferred revenue (which includes both deferred revenue on the balance sheet of $14.5 million and unbilled deferred revenue that remains off balance sheet of $23.0 million, collectively representing contractual commitments that have not been recognized as revenue) was $37.5 million as of March 31, 2016, compared to $41.0 million as of December 31, 2015.

Non-GAAP Financial Measures

These reported results include Annual Contract Value (ACV), Gross Bookings, Backlog and Adjusted EBITDA as supplemental information relating to our operating results. Adjusted EBITDA is a non-GAAP financial measure, defined as net loss, adjusted for the impact of purchase accounting adjustments to deferred revenue related to acquisitions, depreciation and amortization, stock-based compensation expense, interest expense, net, income tax provision (benefit), amortization of acquired intangible assets, acquisition-related expenses and severance and related charges. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare the company’s performance to that of prior periods for trend analyses, and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.  Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate the company’s business.

Quarterly Conference Call

eGain will discuss its quarterly results today via teleconference at 2:00 p.m. Pacific Standard Time. To access the live call, please dial (888) 278-8465 (U.S./Canada toll free) or (913) 312-0647 (international), and give the participant pass code 4077723. A live webcast of the call can be accessed from the investors section at www.egain.com. An audio replay of the conference call can be accessed via the following link: http://jsp.premiereglobal.com/webrsvp

The replay will be available starting two hours after the call and remain in effect for one week. The required pass code is 4077723. An archive of the webcast will also be available on the investors section at www.egain.com.

About eGain

eGain’s customer engagement solutions power digital transformation for leading brands. Our top-rated cloud applications for social, mobile, web, and contact centers help clients deliver connected customer journeys in a multichannel world. To find out more about eGain Corporation, visit http://www.egain.com/company/investors/

Headquartered in Sunnyvale, California, eGain has operating presence in North America, EMEA, and APAC. To learn more about us, visit www.eGain.com or call our offices: +1-800-821-4358 (US), +44-(0)-1753-464646 (EMEA), or +91-(0)-20-6608-9200 (APAC).

Cautionary Note Regarding Forward-Looking Statements. This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements include our belief that we are seeing and will continue to see benefits of the Company’s organizational changes, including a growing business pipeline, particularly around new subscription business, and the Company’s belief that it will finish the fiscal year strongly in new subscription business, among other matters. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s results could differ materially from the results expressed or implied by the forward-looking statements we make. The risks and uncertainties referred to above include, but are not limited to: our ability to capitalize on customer engagement; the success of organization changes; risks that our hybrid revenue model and lengthy sales cycles may negatively affect our operating results; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks associated with new product releases; risks related to our international operations; our ability to invest resources to improve our products and continue to innovate; and other risks detailed from time to time in eGain’s filings with the Securities and Exchange Commission, including eGain’s annual report on Form 10-K filed on September 11, 2015, and eGain’s quarterly reports on Form 10-Q, which are available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

Note: eGain is a registered trademark, and the other eGain product and service names appearing in this release are trademarks or service marks, of eGain. All other company names and products are trademarks or registered trademarks of their respective companies.

eGain
Charles Messman
Phone: 408-636-4500
Email: iregain@egain.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 31,	June 30,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$7,541	$8,633
Restricted cash	13	676
Accounts receivable, net	6,639	13,118
Deferred commissions	550	633
Prepaid and other current assets	2,010	1,625
Total current assets	16,753	24,685
Property and equipment, net	2,142	3,136
Deferred commissions, net of current portion	319	297
Intangible assets, net	5,534	7,620
Goodwill	13,186	13,186
Other assets	834	807
Total assets	$38,768	$49,731

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Accounts payable	$2,110	$1,779
Accrued compensation	4,515	6,910
Accrued liabilities	2,308	2,664
Deferred revenue	9,948	14,395
Capital lease obligations	351	471
Bank borrowings	826	505
Total current liabilities	20,058	26,724
Deferred revenue, net of current portion	4,568	1,417
Capital lease obligations, net of current portion	196	295
Bank borrowings, net of current portion	17,595	18,259
Other long term liabilities	1,914	1,937
Total liabilities	44,331	48,632
Stockholders' (deficit) equity:
Common stock	27	27
Additional paid-in capital	342,468	341,329
Notes receivable from stockholders	(81)	(78)
Accumulated other comprehensive loss	(1,352)	(1,170)
Accumulated deficit	(346,625)	(339,009)
Total stockholders' (deficit) equity	(5,563)	1,099
Total liabilities and stockholders' (deficit) equity	$38,768	$49,731

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2016	2015	2016	2015
Revenue:
Subscription and support	$10,330	$10,840	$31,955	$32,241
License	3,169	5,230	10,659	15,541
Professional services	2,792	3,162	9,139	11,057
Total revenue	16,291	19,232	51,753	58,839
Cost of subscription and support	3,141	3,021	9,335	9,164
Cost of license	8	4	24	58
Cost of professional services	2,572	4,525	8,809	13,556
Total cost of revenue	5,721	7,550	18,168	22,778
Gross profit	10,570	11,682	33,585	36,061
Operating expenses:
Research and development	4,208	4,142	12,124	12,043
Sales and marketing	7,126	7,883	21,412	25,987
General and administrative	1,892	1,812	6,031	7,327
Total operating expenses	13,226	13,837	39,567	45,357
Loss from operations	(2,656)	(2,155)	(5,982)	(9,296)
Interest expense, net	(512)	(310)	(1,521)	(578)
Other income (expense), net	345	15	512	168
Loss before income tax benefit (provision)	(2,823)	(2,450)	(6,991)	(9,706)
Income tax benefit (provision)	(178)	51	(625)	210
Net loss	$(3,001)	$(2,399)	$(7,616)	$(9,496)

Per share information:
Basic and diluted net loss per common share	$(0.11)	$(0.09)	$(0.28)	$(0.36)
Weighted average shares used in computing basic and diluted net loss per common share	27,070	26,709	27,043	26,516

Summary of amortization of purchased intangibles from business combinations in the costs and expenses above:
Cost of revenue	$67	$67	$201	$175
Research and development	$437	$437	$1,311	$1,141
Sales and marketing	$173	$172	$518	$450
General and administrative	$19	$19	$56	$49

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$44	$106	$204	$409
Research and development	$104	$184	$374	$594
Sales and marketing	$46	$102	$116	$421
General and administrative	$52	$130	$294	$406

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2016	2015	2016	2015
Revenue	$16,291	$19,232	$51,753	$58,839
Add: Purchase accounting adjustments to deferred revenue related to acquisitions	19	71	58	319
Non-GAAP Revenue	$16,310	$19,303	$51,811	$59,158

Adjusted EBITDA
Net loss	$(3,001)	$(2,399)	$(7,616)	$(9,496)
Add: Purchase accounting adjustments to deferred revenue related to acquisitions	19	71	58	319
Depreciation and amortization	506	607	1,598	1,898
Stock-based compensation expense	246	522	988	1,830
Interest expense, net	512	310	1,521	578
Income tax provision (benefit)	178	(51)	625	(210)
Amortization of acquired intangible assets	696	695	2,086	1,815
Acquisition-related expenses	—	—	—	844
Severance and related charges	564	590	734	1,294
Adjusted EBITDA	$(280)	$345	$(6)	$(1,128)

Per share information:
Basic Adjusted EBITDA per common share	$(0.01)	$0.01	$(0.00)	$(0.04)
Diluted Adjusted EBITDA per common share	$(0.01)	$0.01	$(0.00)	$(0.04)
Weighted average shares used in computing basic Adjusted EBITDA per common share	27,070	26,709	27,043	26,516
Weighted average shares used in computing diluted Adjusted EBITDA per common share	27,070	27,430	27,043	26,516

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	March 31,		Growth	Constant currency
	2016	2015	rates	growth rates [5]
Total recurring revenue ACV[1]:
Subscription	$24,215	$21,667	12%	13%
Support	20,459	20,374	0%	3%
Total recurring revenue ACV	$44,674	$42,041	6%	8%

Backlog [2]	$37,502	$38,058	-1%	0%

	Three Months Ended				Nine Months Ended
	March 31,		Growth	Constant currency	March 31,		Growth	Constant currency
	2016	2015	rates	growth rates [5]	2016	2015	rates	growth rates [5]
New Subscription ACV [3]	$1,890	$730	159%	160%	$4,290	$1,680	155%	152%

Gross bookings [4]	$12,804	$15,603	-18%	-12%	$46,953	$57,140	-18%	-12%

Revenue:
GAAP Subscription and support	$10,330	$10,840			$31,955	$32,241
GAAP License	3,169	5,230			10,659	15,541
GAAP Professional services	2,792	3,162			9,139	11,057
GAAP total revenue	16,291	19,232			51,753	58,839
Purchase accounting adjustments to deferred revenue related to acquisitions	19	71			58	319
Non-GAAP revenue	$16,310	$19,303	-16%	-13%	$51,811	$59,158	-12%	-10%

Cost of revenue:
GAAP subscription and support	$3,141	$3,021			$9,335	$9,164
Add back:
Depreciation and amortization	(309)	(350)			(972)	(1,103)
Amortization of acquired intangible assets	(67)	(67)			(201)	(175)
Severance and related charges	(36)	(3)			(36)	(2)
Non-GAAP subscription and support	$2,729	$2,601			$8,126	$7,884

GAAP professional services	$2,572	$4,525			$8,809	$13,556
Add back:

Depreciation and amortization	(46)	(86)			(173)	(264)
Stock-based compensation expense	(44)	(106)			(204)	(409)
Severance and related charges	(26)	(269)			(26)	(269)
Non-GAAP professional services	$2,456	$4,064			$8,406	$12,614

GAAP total cost of revenue	$5,721	$7,550			$18,168	$22,778
Add back:
Depreciation and amortization	(355)	(436)			(1,145)	(1,367)
Stock-based compensation expense	(44)	(106)			(204)	(409)
Amortization of acquired intangible assets	(67)	(67)			(201)	(175)
Severance and related charges	(62)	(272)			(62)	(271)
Non-GAAP total cost of revenue	$5,193	$6,669	-22%	-19%	$16,556	$20,556	-19%	-16%

Gross profit:
Non-GAAP subscription and support	$7,620	$8,310			$23,887	$24,676
Non-GAAP license	3,161	5,226			10,635	15,483
Non-GAAP professional services	336	(902)			733	(1,557)
Non-GAAP gross profit	$11,117	$12,634	-12%	-10%	$35,255	$38,602	-9%	-6%

Operating expenses:
GAAP research and development	$4,208	$4,142			$12,124	$12,043
Add back:
Depreciation and amortization	(59)	(79)			(208)	(230)
Stock-based compensation expense	(104)	(184)			(374)	(594)
Amortization of acquired intangible assets	(437)	(437)			(1,311)	(1,141)
Severance and related charges	(5)	—			(5)	(35)
Non-GAAP research and development	$3,603	$3,442	5%	8%	$10,226	$10,043	2%	5%

GAAP sales and marketing	$7,126	$7,883			$21,412	$25,987
Add back:
Depreciation and amortization	(59)	(71)			(177)	(235)
Stock-based compensation expense	(46)	(102)			(116)	(421)
Amortization of acquired intangible assets	(173)	(172)			(518)	(450)
Severance and related charges	(406)	(314)			(576)	(843)
Non-GAAP sales and marketing	$6,442	$7,224	-11%	-9%	$20,025	$24,038	-17%	-11%

GAAP general and administrative	$1,892	$1,812			$6,031	$7,327
Add back:
Depreciation and amortization	(33)	(21)			(68)	(66)
Stock-based compensation expense	(52)	(130)			(294)	(406)

Amortization of acquired intangible assets	(19)	(19)			(56)	(49)
Severance and related charges	(91)	(4)			(91)	(145)
Acquisition-related expenses	—	—			—	(844)
Non-GAAP general and administrative	$1,697	$1,638	4%	6%	$5,522	$5,817	-5%	-3%

GAAP operating expenses	$13,226	$13,837			$39,567	$45,357
Add back:
Depreciation and amortization	(151)	(171)			(453)	(531)
Stock-based compensation expense	(202)	(416)			(784)	(1,421)
Amortization of acquired intangible assets	(629)	(628)			(1,885)	(1,640)
Severance and related charges	(502)	(318)			(672)	(1,023)
Acquisition-related expenses	—	—			—	(844)
Non-GAAP operating expenses	$11,742	$12,304	-5%	-2%	$35,773	$39,898	-10%	-6%

Adjusted EBITDA
Net loss	$(3,001)	$(2,399)			$(7,616)	$(9,496)
Add: Purchase accounting adjustments to deferred revenue related to acquisitions	19	71			58	319
Depreciation and amortization	506	607			1,598	1,898
Stock-based compensation expense	246	522			988	1,830
Interest expense, net	512	310			1,521	578
Income tax provision (benefit)	178	(51)			625	(210)
Amortization of acquired intangible assets	696	695			2,086	1,815
Acquisition-related expenses	—	—			—	844
Severance and related charges	564	590			734	1,294
Adjusted EBITDA	$(280)	$345			$(6)	$(1,128)

Per share information:
Basic net loss per common share	$(0.01)	$0.01			$(0.00)	$(0.04)
Diluted net loss per common share	$(0.01)	$0.01			$(0.00)	$(0.04)
Weighted average shares used in computing basic net loss per common share	27,070	26,709			27,043	26,516
Weighted average shares used in computing diluted net loss per common share	27,070	27,430			27,043	26,516

[1] Annual Contract Value (ACV) is defined as the annualized value of the contractual obligations in place at the end of the reporting period.

[2] Backlog presented are derived from the deferred revenue on our balance sheets plus unbilled and uncollected contractual commitments.

[3] New Subscription ACV is defined as the annualized value of new cloud and term license contractual obligations signed in the reporting period.

[4] Gross bookings presented are derived from GAAP revenue plus the change in Backlog from the beginning and the end of the reporting period.

[5] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.